UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2008

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of registrant’s principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Current Chief Operating Officer

On June 17, 2008, Mr. Thilo Semmelbauer, the Chief Operating Officer of Weight Watchers International, Inc. (the “Company”), notified the Company he will be leaving the Company effective July 31, 2008 to pursue other business opportunities. The Company does not intend to replace Mr. Semmelbauer, but instead will have the position of Executive Vice President, North American Operations, the position of President, WeightWatchers.com, and the newly-created position of President, International Operations, report directly to the Chief Executive Officer and President of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: June 17, 2008	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

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